                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        North Central Bancshares, Inc.
              --------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



                                      N/A
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                [LETTERHEAD OF NORTH CENTRAL BANCSHARES, INC.]



                                                                  March 21, 1997



Dear Shareholders:

     You are invited to attend the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of North Central Bancshares, Inc. (the "Company"), which will be held on April 25, 1997 at 10:00 a.m., Central Time, at the Colonial Inn, 1306 A Street, Fort Dodge, Iowa. Enclosed are a Notice of Annual Meeting, Proxy Statement, Proxy Card and 1996 Annual Report to Shareholders.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. In addition, management will report on the operations and activities of the Company and there will be an opportunity for you to ask questions about the Company's business.

     Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, the Board of Directors urges you to sign, date and return your Proxy Card as soon as possible in the enclosed postage-paid envelope. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

     On behalf of the Board of Directors and all of the employees of North Central Bancshares, Inc. and First Federal Savings Bank of Fort Dodge, I wish to thank you for your continued support.



                                        Sincerely,


                                        /s/ David M. Bradley
                                        David M. Bradley
                                        Chairman of the Board, President and
                                          Chief Executive Officer

                         North Central Bancshares, Inc.
                               825 Central Avenue
                             Fort Dodge, Iowa 50501
                                 (515) 576-7531

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held on April 25, 1997

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of North Central Bancshares, Inc. (the "Company") will be held on April 25, 1997 at 10:00 a.m., Central Time, at the Colonial Inn, 1306 A Street, Fort Dodge, Iowa, for the following purposes:

     1. To elect two directors to hold office until the annual meeting of shareholders to be held in 2000 and until their respective successors have been duly elected and qualified;

     2. To approve Amendment No. 1 to the North Central Bancshares, Inc. 1996 Stock Option Plan;

     3. To ratify the appointment by the Board of Directors of the firm of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending December 31, 1997; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date hereof, management is not aware of any other such business.

     Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 12, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at 825 Central Avenue, Fort Dodge, Iowa 50501, beginning on March 25, 1997 and will also be available at the Annual Meeting.


     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                        By Order of the Board of Directors,


                                        /s/ Jean L. Lake
                                        Jean L. Lake
                                        Secretary

Fort Dodge, Iowa
March 21, 1997

                        North Central Bancshares, Inc.
                              825 Central Avenue
                            Fort Dodge, Iowa 50501
                                (515) 576-7531

                           ________________________


                            PROXY STATEMENT FOR THE
                      1997 ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON APRIL 25, 1997

                           ________________________


                              GENERAL INFORMATION

                           ________________________


General

     This Proxy Statement and the accompanying Proxy Card are being mailed to shareholders of North Central Bancshares, Inc. ("North Central Bancshares" or the "Company") on or about March 21, 1997 in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournment or postponement thereof. The Annual Meeting will be held on April 25, 1997 at 10:00 a.m., Central Time, at the Colonial Inn, 1306 A Street, Fort Dodge, Iowa.

     As more fully described in this Proxy Statement, the purpose of the Annual Meeting is (1) to elect two directors, each to serve for a three-year term expiring in 2000 ("Proposal 1"); (2) to approve an amendment to the North Central Bancshares, Inc. 1996 Stock Option Plan (the "Option Plan") ("Proposal 2"); (3) to ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending December 31, 1997 ("Proposal 3"); and (4) authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting, as may property come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting ("Proposal 4").

Record Date and Voting

     The Board of Directors of the Company has fixed the close of business on March 12, 1997 as the record date (the "Record Date") for the determination of the holders of common stock, par value $.01 per share, of North Central Bancshares, Inc. (the "Common Stock") entitled to notice of and to vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on that date will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date, there were 3,429,455 shares of Common Stock outstanding.

     Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting and at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum thereat.

     As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock ("Excess Shares") shall be entitled to cast one one-hundredth of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate as well as persons acting in concert with such person or entity. The Company's Articles of Incorporation authorize the Board of Directors to interpret and apply the provisions of the Articles of Incorporation and Bylaws governing Excess Shares, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the Articles of Incorporation, including, without limitation, (i) the number of shares of Common Stock beneficially owned by any person or purported Owner, (ii) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported Owner and (iii) whether a person or purported Owner has an agreement or understanding with any person or purported Owner as to the voting or disposition of any shares of Common Stock.

     If the enclosed Proxy Card is properly executed and received by the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed proxies with no instructions indicated thereon will be voted FOR each of the nominees for election as Directors and FOR each of the other proposals set forth in the accompanying Notice of Annual Meeting.

     Management is not aware of any matters other than those set forth in the Notice of Annual Meeting that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

Vote Required

     Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Approval of Proposals 2, 3 and 4 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Shares as to which the "ABSTAIN" box has been selected on the Proxy Card with respect to any of Proposals 2, 3 or 4 will be counted as present and entitled to vote and will have the effect of a vote against such proposal. In contrast, shares underlying broker non-votes will not be counted as present and entitled to vote and will have no effect on the votes for Proposals 2, 3 and 4.

Revocability of Proxies

     The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) filing a written notice of revocation with the Secretary of the Company, (2) delivering to the Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting and voting in person. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

Solicitation of Proxies

     The Company will bear the cost of soliciting proxies from its shareholders. Proxies may be solicited personally or by telephone or telegraph by directors, officers and employees of the Company or its subsidiaries, without additional compensation. North Central Bancshares will also provide persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, proxy material for transmittal to such beneficial owners, and will reimburse such record holders for their reasonable expenses incurred in connection therewith. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies, for a fee of $3,000 plus expenses.

Interest of Certain Persons in Matters to be Acted Upon

     Certain terms of stock options granted to directors, officers and employees of the Company and First Federal Savings Bank of Fort Dodge (the "Bank") will be modified if shareholders approve the amendment to the Option Plan described in Proposal 2. See "Proposal Two -- Approval of Amendment No. 1 to the North Central Bancshares, Inc. 1996 Stock Option Plan."


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of the Company

     The following table sets forth, as of February 28, 1997, certain information as to the Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of February 28, 1997. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock (1) over which he has or shares, directly or indirectly, voting or investment power, or (2) of which he has the right to acquire beneficial ownership at any time within 60 days after February 28, 1997. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of such shares.

        Name and Address of                       Amount and Nature of
         Beneficial Owner                         Beneficial ownership    Percent
         ----------------                         --------------------    -------
Franklin Mutual Advisers, Inc.                         332,500(1)          9.70%
  51 John F. Kennedy Parkway
  Short Hills, NJ 07078

Wellington Management Company, LLP                     283,000(2)          8.25%
  75 State Street
  Boston, MA  02109

Brandes Investment Partners, L.P.                      238,842(3)          6.96%
  San Diego, CA

John Hancock Advisers, Inc.                            230,000(4)          6.71%
  101 Huntington Avenue
  Boston, MA  02199

Employee Stock Ownership Plan of                       188,075(5)          5.48%
  First Federal Savings Bank of Fort Dodge
  825 Central Avenue
  Fort Dodge, IA  50501
---------------------

(1) Based on a Schedule 13G, dated February 12, 1997, and filed with the SEC by Franklin Mutual Advisers, Inc. ("Franklin"), its parent-holding company, Franklin Resources, Inc. ("FRI"), and FRI's principal shareholders, Charles
     B. Johnson and Rupert H. Johnson, Jr., ("FRI's Principal Shareholders"). FRI and FRI's Principal Shareholders disclaim any economic or beneficial ownership in the Company's shares. FRI has one or more open or closed-end investment companies or other managed accounts which are advised by direct and investment advisory subsidiaries (the "Adviser Subsidiaries") of FRI; therefore, the Adviser Subsidiaries may be deemed to be beneficial owner of the Company's shares. The clients of the Adviser Subsidiaries have the right to receive dividends and proceeds from the Company's shares. Mutual Discovery Fund, a series of Franklin Mutual Series Fund, Inc., has an interest in more than 5% of the Company's shares. Franklin, an investment adviser, has sole investment and voting power over the 332,500 shares of the Company's Common Stock.

(2) Based on a Schedule 13G, dated January 24, 1997, and filed with the SEC by Wellington Management Company, LLP ("Wellington"). Wellington is an investment advisor which may be deemed to beneficially own the 283,000 shares of the Company which are held of record by clients of Wellington, which clients are entitled to receive, or have the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares. Wellington has shared voting power over 256,500 shares and has shared investment power over 283,000 shares.

(3) Based on Schedule 13G, dated February 13, 1997, and filed with the SEC by Brandes Investment Partners, L.P. ("Brandes"). Brandes is an investment adviser which may be deemed to beneficially own the 238,842 shares of the Company. Brandes has sole voting power and shared investment power as to the Company's Common Stock.

(4) Based on a Schedule 13G, dated January 29, 1997, and filed with the SEC by John Hancock Mutual Life Insurance Company ("JHMLICO"), JHMLICO's direct, wholly-owned subsidiary, John Hancock Subsidiaries, Inc. ("JHSI"), JHSI'S direct, wholly-owned subsidiary, John Hancock Asset Management ("JHAM"), JHAM's wholly-owned subsidiary, The Berkeley Financial Group ("TBFG") and TBFG's wholly-owned subsidiary, John Hancock Advisers, Inc. ("JHA"). JHA, an investment adviser, has sole voting and investment power over the
     230,000 shares of the Company's Common Stock.   Through their parent
     subsidiary relationship to JHA, JHMLICO, JHSI and TBFG have indirect, beneficial ownership of these same shares.

(5) The Employee Stock Ownership Plan ("ESOP") is administered by a committee of the Company's Board of Directors (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which First Bankers Trust Company, N.A. serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from the Company, initially placed these shares in a suspense account for future allocation and intends to allocate them to employees over a period of years as its acquisition debt is retired. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Committee will vote, tender or exchange shares of Common Stock held in the ESOP Trust in accordance with the following rules. The ESOP Committee will vote, tender or exchange shares of Common Stock allocated to participants' accounts in accordance with instructions received from the participants. As of February 28, 1997, 40,862 shares held by the ESOP Trust have been allocated. The ESOP Committee will vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP trustee receives instructions are voted. The ESOP Trustee will tender or exchange any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions are tendered or exchanged. With respect to allocated shares as to which no instructions are received, the ESOP Trustee will be deemed to have received instructions not to tender or exchange such shares. Except as described above, the ESOP Committee of the Company's Board of Directors has sole investment power, but no voting power over the Common Stock held in the ESOP Trust.

Stock Ownership of Management

     The following table sets forth information with respect to the shares of Common Stock beneficially owned by each director of the Company, by each Named Executive Officer of the Company identified in the Summary Compensation Table included elsewhere herein and all directors and executive officers of the Company or the Company's wholly owned subsidiary, the Bank, as a group as of February 28, 1997.


                                                                     Amount and        Percent of
                                                                     Nature of           Common
                                                                     Beneficial          Stock
Name                                          Title (1)          Ownership(2)(3)(4)  Outstanding(5)
----                                          ---------          ------------------  --------------
David M. Bradley                        Chairman of the Board,         15,817(6)          0.46
                                        President and Chief
                                        Executive Officer

KaRene Egemo                            Director                       18,762(7)          0.55

Howard A. Hecht                         Director                       19,064(8)          0.56

Melvin R. Schroeder                     Director                        7,504(9)          0.22

John M. Peters                          Director                       11,840(10)         0.35

Robert H. Singer, Jr.                   Director                        2,312(11)         0.07

All directors and executive officers                                  277,317             8.09
 as a group
 (10 persons)(12)
------------------------

(1)  Titles are for both the Company and the Bank.

(2) See "Principal Shareholders of the Company" for a definition of "beneficial ownership." All persons shown in the above table have sole voting and investment power, except as otherwise indicated. No officer or director has the right to acquire beneficial ownership of additional shares of Common Stock within 60 days after February 28, 1997.

(3) The figure shown for all directors and executive officers as a group includes all 188,075 shares held in the ESOP as to which the members of the Company's ESOP Committee (consisting of Mr. Peters (Chairman), Ms. Egemo and Mr. Hecht) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such Committee member to be deemed a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the ESOP Committee individually. See "Proposal One -- Compensation of Directors and Officers -- Employee Stock Ownership Plan and Trust."

(4) The figures shown include shares held pursuant to First Federal Savings Bank of Fort Dodge Thrift Plan that have been allocated as of February 28, 1997 to individual accounts as follows: to all directors and executive officers as a group, 233 shares. Such persons have sole voting power and sole investment power as to such shares.

(5) Percentages with respect to each person or group of persons have been calculated on the basis of 3,429,455 shares of Common Stock, the number of shares of Common Stock outstanding as of February 28, 1997.

(6) Includes 7,740 shares over which Mr. David M. Bradley has shared voting and investment power. The figure shown includes 5,061 shares held in trust pursuant to the ESOP that have been allocated as of February 28, 1997 to Mr. Bradley's individual account. Mr. Bradley has voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, as to such shares. The figure shown for Mr. Bradley does not include 147,215 shares held in trust pursuant to the ESOP that have not been allocated to any individual's account and as to which Mr. Bradley shares voting power with other ESOP participants.

(7) Includes 18,761 shares over which Ms. KaRene Egemo has shared voting and investment power.

(8) Includes 5,318 shares over which Mr. Howard A. Hecht has shared voting and investment power.

(9) Includes 7,504 shares over which Mr. Melvin R. Schroeder has shared voting and investment power.

(10) Includes 5,920 shares over which Mr. John M. Peters has shared voting and no investment power.

(11) Includes 2,312 shares over which Mr. Robert H. Singer, Jr. has shared voting and investment power.

(12) Includes 53,634 shares over which the directors and executive officers share voting and 47,714 shares over which the directors and executive officers share investment power. Also, see Note 3 above.

                          ___________________________

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS
                          ___________________________


General

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes, each class to contain, as near as may be possible, one-third of the entire number of the Board. The directors of each class serve for a term of three years, with one class elected each year.
In all cases, directors serve until their successors are elected and qualified.

     The Nominating Committee, composed of directors Egemo, Peters and Schroeder with Mr. Schroeder as Chairman, has nominated two candidates for election at the Annual Meeting as directors, each to serve for a three-year term ending in 2000. Each nominee has consented to being named in this Proxy Statement and to serve if elected. However, if any nominee should become unable to serve, the proxies received in response to this solicitation that were voted in favor of such nominee will be voted for the election of such other person as shall be designated by the Board of Directors of the Company, unless the Board of Directors shall determine to further reduce the number of directors pursuant to the Bylaws of the Company. In any event, proxies cannot be voted for a greater number of persons than the two nominees named.

Information with Respect to Nominees and Continuing Directors

     The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "General Information -- Security Ownership of Certain Beneficial Owners and Management -- Stock Ownership of Management."

                                     End of                                        Director
           Name              Age(1)   Term        Position Held with Company       Since(2)
           ----              ------  ------       --------------------------       --------

Nominees for a Three-Year
Term Expiring in 1999

David M. Bradley              44       2000  Chairman of the Board, President and      1989
                                                   Chief Executive Officer

Robert H. Singer, Jr.         48       2000                Director                    1997(3)

Continuing Directors

John M. Peters                70       1999                Director                    1989

KaRene Egemo                  60       1999                Director                    1993

Howard A. Hecht               69       1998                Director                    1990

Melvin R. Schroeder           59       1998                Director                    1992
-----------------------------

(1)  At March 21, 1997.

(2) Includes terms as directors of the Bank prior to the incorporation of the Company on December 5, 1995.

(3) Mr. Robert H. Singer, Jr. was elected a director of each of the Company and the Bank as of January 1, 1997 by action of the Board of Directors pursuant to the Company's Articles of Incorporation and the Bank's Bylaws in order to fill the vacancy created by the retirement of Mr. Paul C. Eide as of December 31, 1996.

     The principal occupation and business experience of each nominee for election as director and of each continuing director are set forth below.

Nominees for Election as Directors

     David M. Bradley, CPA has been President of the Bank since 1990 and Chief Executive Officer of the Bank since 1992. Mr. Bradley became Chairman of the Board as of January 1, 1997. He has been affiliated with the Bank since 1982.

     Robert H. Singer, Jr. has been the co-owner of Calvert, Singer & Kelley Insurance Services, Inc., an insurance agency, in Fort Dodge, since 1988.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
             APPROVAL OF BOTH NOMINEES FOR ELECTION AS DIRECTORS.

Continuing Directors

     KaRene Egemo has been the owner of Egemo Realty, Inc. in Fort Dodge since 1978.

     Howard A. Hecht is a retired insurance executive. He was employed for 39 years as Vice President with Principal Mutual Life Insurance Company, Des Moines, Iowa.

     John M. Peters is a retired attorney after practicing law in Fort Dodge for 31 years.

     Melvin R. Schroeder is Vice President of Instruction at Iowa Central Community College in Fort Dodge. He has been employed with the College since 1967.

Board and Committee Meetings

     The Company's Board of Directors held 15 meetings during 1996. During 1996, all directors of the Company attended at least 75% of the total meetings held during the period of their service on the Board of Directors and committees thereof. The Board of Directors maintains committees, the nature and composition of which are described below.

     Audit Committee. The Audit Committee recommends the selection of the Company's independent accountants to the Board and meets with the accountants to discuss the scope and to review the results of the annual audit. It is comprised of Directors Hecht (Chairman), Schroeder and Egemo. The Audit Committee of the Company met 2 times during the year ended December 31, 1996.

     Personnel and Compensation Committee. The Personnel and Compensation Committee meets periodically to review the performance of and to make recommendations to the Board regarding the compensation of the Company's officers. The Personnel and Compensation Committee of the Company is comprised of Directors Peters (Chairman), Egemo and Hecht. The Personnel and Compensation Committee met twice during the year ended December 31, 1996.

     Nominating Committee. The Nominating Committee discusses director nominations prior to each Annual Meeting of the Company. It is comprised of Directors Schroeder (Chairman), Egemo and Peters. The Nominating Committee met three times during the year ended December 31, 1996.

     The Nominating Committee met on January 31, 1997 to select the nominees for election as directors at the Annual Meeting. In accordance with the Bylaws of the Company, no nominations for election as directors, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting unless properly made by a shareholder. No nominations for directors were received from shareholders for the elections to be held at the Annual Meeting. To be timely, notice of a shareholder's nomination for an annual meeting must be delivered to or received by the Corporate Secretary of the Company not less than 60 days prior to the date of the meeting if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year's annual meeting, not less than 90 days prior to the date of the meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting, or, with respect to an annual meeting held at any other time, not more than 10 days following the date on which notice of such meeting is first given to shareholders.

Executive Officers

     The following individuals are executive officers of the Company and the Bank and hold the offices set forth below opposite their names.

          Name                      Position Held with the Company and the Bank
          ----                      -------------------------------------------
          Jean L. Lake              Secretary
          John L. Pierschbacher     Treasurer

          Name                      Position Held with the Bank
          ----                      ---------------------------
          Kirk A. Yung              Senior Vice President
          C. Thomas Chalstrom       Executive Vice President

     The executive officers of the Company and the Bank are elected annually and hold office until their respective successors have been elected and qualified, or until death, resignation, or removal by the Boards of Directors of each of the Company and the Bank.

     Biographical information of executive officers of the Company and the Bank is set forth below.

     C. Thomas Chalstrom, age 32, has been employed with the Bank since 1985, was named Executive Vice President in December 1994 and is in charge of real estate mortgage lending.

     Jean L. Lake, age 54, has been employed with the Bank since 1972 and was named Secretary in 1987. Ms. Lake serves as Board Secretary and is in charge of marketing.

     John L. Pierschbacher CPA, age 37, has been employed with the Bank since 1992. Mr. Pierschbacher was named Treasurer of the Bank in January 1994. He is the Bank and the Company's chief financial officer and is in charge of the accounting functions of the Bank and the Company. Mr. Pierschbacher was employed in public accounting for nine years at the public accounting firm of McGladrey & Pullen, LLP prior to joining the Bank.

     Kirk A. Yung, age 34, has been employed with the Bank since 1990, was named Senior Vice President in January 1995 and is in charge of consumer lending.
Mr. Yung had five years of experience in various positions with financial institutions before joining the Bank.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

     Fee Arrangements. Currently, non-employee directors receive monthly fees of $420 and an additional director's fee of $250 for each monthly meeting attended.

     Stock Option Plan. Directors of the Company are eligible to receive grants of Options pursuant to the Company's Option Plan. A maximum of 123,315 shares of the Common Stock may be issued to Eligible Directors (as defined herein) upon the exercise of Options. The Board of Directors has amended the Option Plan to change the terms of the Options granted pursuant to the Plan. The proposed amendment to the Option Plan is subject to shareholder approval at the Annual Meeting. See "Proposal Two -- Approval of Amendment No. 1 to the North Central Bancshares, Inc. 1996 Stock Option Plan."

Executive Compensation

     The Report of the Company's Personnel and Compensation Committee and the Performance Graph included in this section are provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, the Report and the Graph shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Exchange Act.

     Compensation Committee Report.

     The 1996 compensation programs described in this Proxy Statement were established by the Personnel and Compensation Committee of the Board of Directors. The committee is comprised entirely of non-employee directors.

     The Company's compensation program was designed to create and sustain high performance, to attract and retain the people necessary to grow the business, and to induce employees to act as shareowners of the business and to become personally accountable for their own individual actions and the overall business success. The program was designed to be highly sensitive to performance and reflect both short and long term performance.

     The 1996 compensation program consists of three components: (1) base salary; (2) annual bonus; and (3) long term incentives, e.g., stock options and fringe benefits. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel and align their financial interests with those of the Company's shareholders, and that is responsive to the immediate and long-term needs of executive officers and their families.

     For 1996 base salaries were set at levels determined, in the subjective judgment of the Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities and to enable them to maintain appropriate standards of living within their communities. Discretionary bonuses for 1996 were determined, in the subjective judgment of the Compensation Committee, with the intention of rewarding effort, performance and results at levels above and beyond those assumed in establishing base salary rates. Fringe benefit plans, consisting of a pension plan, 401(k) plan, and group insurance coverages, are designed to provide for the health and welfare of the executives and their families and as well as for their long-term financial needs. In addition, all executive officers participate in the Bank's Employee Stock Ownership Plan (the "ESOP"). Each executive officer has an individual account within the ESOP Trust which is invested primarily in employer securities, with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Bank and the Company.

     In September 1996, a stock option plan was adopted and options were granted to executive officers. The options vest over a 5 year period with the result that compensation is further tied to the stock price performance of the Company.

     The Chief Executive Officer's annual rate of base salary for 1996 was $117,500, a $7,500 increase from 1995. The Chief Executive Officer's bonus for 1996 was $20,101, reflecting a decrease of $7,500 from 1995. In addition, Mr. Bradley was awarded 40,000 options to purchase the Common Stock, pursuant to the Company's Option Plan. The Compensation Committee determined that the entire increase in Mr. Bradley's overall compensation package for 1996 should take the form of equity-based incentive compensation comprised of stock options granted in September 1996, and therefore determined to hold his cash compensation constant at 1995 levels. However, the Compensation Committee also concluded that it was appropriate to increase the portion of Mr. Bradley's cash compensation that is comprised of salary, rather than bonus, so that the overall compensation package (taking into account option grants) would not depend to an inordinate extent on contingent compensation. The Compensation Committee also determined to set Mr. Bradley's 1996 stock option grant at approximately 40% of the maximum grant permitted to a single executive officer under the Office of Thrift Supervision (the "OTS") regulations applicable to recently converted thrift institutions, so that it will have the flexibility to make additional grants to Mr. Bradley in future years with terms that take into account then-prevailing conditions.


                                    Personnel and Compensation Committee of
                                    North Central Bancshares, Inc.

                                    John M. Peters, Chairman
                                    KaRene Egemo, Member
                                    Howard A. Hecht, Member

     Compensation Committee Interlocks and Insider Participation. There are no interlocks, as defined under the rules and regulations of the SEC, between the Personnel and Compensation Committee and corporate affiliates of members of the Personnel and Compensation Committee or otherwise.

Performance Graph.

     Pursuant to the regulations of the SEC, the graph below compares the performance of the Bank with that of the Nasdaq Composite Index (U.S. Companies) and the Nasdaq Bank Composite Index (banks and bank holding companies, over 99% of which are based in the United States) from August 31, 1994, the date of the Bank's initial public offering, through December 31, 1996. On March 20, 1996, the Bank completed a reorganization from the mutual holding company form of organization to the stock holding company form of organization. In connection with this reorganization, each outstanding share of the Bank's common stock was converted into 1,385,590 shares of the Company's common stock and the Company sold and issued 2,625,467 additional shares of its common stock at a subscription price of $10.00 per share. At that time, the Company replaced the Bank as the issuer listed by The Nasdaq Stock Market. Accordingly, the graph below presents performance of the Bank's stock through March 20, 1996 and the Company's stock through December 31, 1996. The graph assumes the reinvestment of dividends in additional shares of the same class of equity securities as those below.
                       [PERFORMANCE GRAPH APPEARS HERE]

                                    Legend

Symbol  CRSP Total Returns Index for:       8/31/94    12/30/94    06/30/95    12/29/95    06/28/96    12/31/96
------  -----------------------------       -------    --------    --------    --------    --------    --------
_____   North Central Bancshares, Inc.        100.0        83.4       102.2       117.3       113.2       141.0

 ...--   Nasdaq Stock market (US               100.0        98.6       123.0       139.4       157.9       171.5
        Companies)

-----   Nasdaq Financial Stocks               100.0        91.6       109.1       133.4       142.1       171.0
        SIC 6000-6799 US & Foreign

Notes:

   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

   C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

   D. The index level for all series was set to $100.0 on 08/31/94.


There can be no assurance that stock performance will continue into the future with the same or similar trends depicted in the graph above.

Summary Compensation Table.

     The following Summary Compensation Table includes individual compensation information on the Chief Executive Officer (the "Named Executive Officer") for services rendered in all capacities to the Company and the Bank during the fiscal years ended December 31, 1996, 1995 and 1994. No other officer received total salary and bonus in excess of $100,000 in fiscal 1996.

                          Summary Compensation Table

                                                                                     Long Term Compensation
                                                                        ------------------------------------------------
                                        Annual Compensation(1)                  Awards            Payouts
                               --------------------------------------   -----------------------   -------
         (a)            (b)        (c)          (d)          (e)           (f)          (g)         (h)         (i)
                                                                                    Securities
                                                            Other       Restricted  Underlying
                                                            Annual        Stock      Options/       LTIP     All Other
 Name and Principal                                      Compensation     Awards       SARS       Payouts   Compensation
      Positions         Year   Salary($)(1)   Bonus($)      ($)(2)         ($)          (#)         ($)        ($)(3)
---------------------   ----   ------------   --------   ------------   ----------   ----------   -------   ------------
David M. Bradley        1996     117,500       20,101        ---           ---         40,000       ---        35,420
Chairman of the Board,  1995     110,000       27,601        ---           ---          ---         ---        21,458
  President and Chief   1994      95,000       22,601        ---           ---          ---         ---         9,866
  Executive Officer


--------------------

(1) Amount shown is gross earnings. Includes $4,112, $6,600 and $5,700 contributed by Mr. Bradley on an after-tax basis to the Bank's Thrift Plan for the years ended December 31, 1996, 1995 and 1994, respectively.

(2) The Bank provides Mr. Bradley with the use of an automobile, membership dues and other personal benefits that are not included in the cash compensation table because the Company believes that the aggregate value of such benefits did not exceed the lesser of $50,000 or 10% of Mr. Bradley's salary and bonus in the years reflected.

(3) Includes allocations under the ESOP of 2,460 shares of the Company's Common Stock, 1,597 and 1,004 shares of the common stock of the Bank, for 1996, 1995 and 1994 with a total market value of $33,364, $18,158, and $7,018, respectively, as of their respective allocation dates of December 31, 1996, December 31, 1995 and December 31, 1994, based on the closing sales prices for shares of the Company's and/or Bank's common stock on The Nasdaq Stock Market on such dates. On March 20, 1996, the 2,399 shares of the Bank's Common Stock allocated as of such date were exchanged for 2,601 shares of the Company's Common Stock. Also includes $2,056, $3,300 and $2,850 in matching contributions allocated to Mr. Bradley's account under the Bank's Thrift Plan for the years ended December 31, 1996, 1995 and 1994, respectively.

Employment Agreements.

     Effective as of March 20, 1996, the Company entered into an employment agreement with Mr. Bradley, and the Bank entered into an amended and restated employment agreement with Mr. Bradley (collectively, the "Employment Agreements"). The Employment Agreements establish the duties and compensation of Mr. Bradley and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base.

     The Employment Agreements with Mr. Bradley provide for a three-year term. The Bank Employment Agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with Mr. Bradley's concurrence and after conducting a performance evaluation, extend this term for an additional year, so that the remaining term shall be three years. The Company's Employment Agreement provides for automatic daily extensions such that the term of the Employment Agreement shall be a rolling period of three years unless written notice of non-renewal is given by the Company's Board of Directors or Mr. Bradley. Under the Employment Agreements, Mr. Bradley's base salary for 1997 is $140,000. Mr. Bradley's base salary will be reviewed annually by the Personnel and Compensation Committee of the Board. Subject to such review, Mr. Bradley's base salary may be increased on the basis of his job performance and the overall performance of the Bank and the Company. In addition to base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or the Company and Mr. Bradley. The Employment Agreements provide for termination by the Bank or the Company at any time for "cause" as defined in the Employment Agreements. In the event the Bank or the Company chooses to terminate Mr. Bradley's employment for reasons other than for cause, or in the event of Mr. Bradley's resignation from the Bank and the Company upon: (i) failure to re-appoint, elect or re-elect him to his current offices; (ii) a material change in his functions, duties or responsibilities; (iii) a relocation of his principal place of employment outside Webster County, Iowa without his consent; (iv) liquidation or dissolution of the Bank or the Company; (v) a change of control; or (vi) a breach of the Employment Agreement by the Bank or the Company, Mr. Bradley or, in the event of death, his beneficiary, would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining base salary and bonus payments due to him and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements. The Bank and the Company would also continue Mr. Bradley's life, health and disability insurance coverage for the remaining term of the Employment Agreements.

     In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as Common Stock of the Company or the Bank, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of the Company or the Bank.

     Payment under the Company Agreement would be made by the Company. In addition, payments to Mr. Bradley under the Bank Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. However, to the extent that payments under the Company Agreement and the Bank Agreement are duplicative, payments due under the Company's Employment Agreement would be offset by amounts actually paid by the Bank. The Employment Agreements also provide that Mr. Bradley would be entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the Employment Agreements. Mr. Bradley would also be indemnified by the Bank and the Company to the fullest extent allowable under federal and Iowa law, respectively.

     Cash and benefits paid to Mr. Bradley under the Employment Agreements together with payments under other benefit plans following a "change in control" of the Bank or the Company may constitute an "excess parachute" payment under
Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. In such an event, payments under the Employment Agreements will be limited to the lesser of: (i) 2.99 times Mr. Bradley's average total compensation (whether or not taxable) for the period of five taxable years ending immediately prior to his termination of employment, or (ii) after provision for the excise tax, if any, imposed under section 4999 of the Code, the greater of an amount 2.99 times Mr. Bradley's average taxable compensation for the period of five taxable years ending immediately prior to his termination of employment or the maximum amount which may be paid to Mr. Bradley under the Employment Agreements without giving rise to such tax.

     The Employment Agreements also generally provide that for a period of one year following termination for cause, Mr. Bradley agrees not to compete with the Bank or Company in any city, town or county in which the Bank or Company maintains an office or has filed an application to establish an office. The Employment Agreements also provide that Mr. Bradley agrees to keep any material document or information obtained from the Bank or Company confidential. In addition, the Employment Agreements provide that for a period of one year following termination, Mr. Bradley agrees not to solicit or offer employment to any officer or employee of the Bank or Company or solicit their respective customers.

Pension Plan.

     The Bank participates in a multiple-employer noncontributory tax-qualified defined benefit plan (the "Retirement Plan") for eligible employees. As required, the Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Bank was not required to make any contributions to the Retirement Plan for the year ended December 31, 1996.

Pension Plan Table.

     The following table sets forth the estimated annual benefits payable upon retirement at age 65 under the Bank's Retirement Plan based on the Retirement Plan provisions at December 31, 1995. The amounts are expressed in the form of a single life annuity available at various levels of compensation and years of benefit service:

                               Years of Service and
                          Benefit Payable at Retirement
                   --------------------------------------------
 Highest Average
     Salary          15       20       25       30        35
-----------------  -------  -------  -------  -------  --------
$100,000           $28,177  $37,569  $46,961  $56,353  $ 65,745
 125,000            35,677   47,569   59,461   71,353    83,245
 150,000(1)         43,177   57,569   71,961   86,353   100,745


------------------

(1) Under section 401(a)(17) of the Code, a participant's compensation in excess of $150,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining highest average salary for benefit accruals in plan years beginning in or after 1994. This limitation remained at $150,000 for 1995.

     These annual benefit amounts are subject to adjustments for Social Security benefits. At December 31, 1996, David M. Bradley had 14 years of credited service under the Retirement Plan and his highest average salary was $97,918. Compensation recognized for purposes of retirement plan benefits consists of salary as reported in column (c) of the Summary Compensation Table.

Salary Continuation Plan.

     Effective as of January 26, 1996, the Bank entered into a Salary Continuation Plan Agreement (the "Salary Continuation Plan") with Mr. Paul C. Eide, the former Chairman of the Board of each of the Company and the Bank. The Salary Continuation Plan provides an annual benefit of $15,600 for Mr. Eide, payable in installment payments for a period of thirteen years commencing upon the termination of his employment. In the event of Mr. Eide's death prior to the end of such thirteen year period, the remaining payments will be paid to his spouse, or if he is not survived by his spouse, in a single lump sum to his estate. Mr. Eide voluntarily terminated his employment with the Company and the Bank effective on January 1, 1997. Payments to Mr. Eide pursuant to the terms of the Salary Continuation Plan commenced in January 1997. In consideration for such benefits, the Salary Continuation Plan provides that Mr. Eide shall not compete with the Bank throughout his period of service or during the thirteen year period following his termination of service in which payments are to be made.

Employee Stock Ownership Plan and Trust.

     The Bank has established an ESOP for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Internal Revenue Code of 1986. Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate.

     The ESOP borrowed funds from an unrelated third party lender to finance the purchase of 96,000 shares of the Bank's common stock issued in the Bank's stock offering. On March 20, 1996, such shares were exchanged for 104,077 shares of the Company's Common Stock. Collateral for such loan consisted of the Common Stock held by the ESOP, as well as cash in the amount of $100,000 pledged by North Central Bancshares, MHC ("MHC"), the Company's predecessor. The loan was to be repaid principally from the Bank's contributions to the ESOP over a period of up to ten years. In connection with the conversion and reorganization of the Bank and the MHC from the mutual holding company structure to the stock holding company structure (the "Conversion"), the Company loaned $840,000 to the ESOP to enable it to purchase 84,000 shares of Common Stock. This loan was for a term of 10 years and bore interest at a rate of 7.0% per annum, and called for level annual payments of principal and interest designed to amortize the loan over its term. On September 3, 1996, the two outstanding loans were consolidated into a single loan from the Company. Shares of Common Stock purchased by the ESOP are pledged as collateral for the loan, and will be held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. Although contributions to the ESOP will be discretionary, the Company or the Bank intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loans will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated.

     The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares or any allocated shares for which the ESOP Trustee does not receive voting instructions will be voted in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

Stock Option Plan.

     The Option Plan was approved by the Company's shareholders at a Special Meeting of Shareholders held on September 21, 1996. The Option Plan provides for the grant of Options to certain officers, employees and outside directors of the Company. The Option Plan is not subject to ERISA. The purpose of the Option Plan is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company. For a description of the Option Plan and proposed Amendment No. 1 as defined herein to the Option Plan, see "Proposal Two - Approval of Amendment No. 1 to the North Central Bancshares, Inc. 1996 Stock Option Plan."

     The following table summarizes the grants that were made to the Named Executive Officer during 1996.

                     Option/SAR Grants in Fiscal Year 1996

                                             Individual Grants
                          -------------------------------------------------------
                                                                                   Potential Realizable
                                                                                     Value at Assumed
                                          Percent of                                  Annual Rate of
                           Number of        Total                                      Stock Price
                           Securities    Options/SARs                                Appreciation for
                           Underlying     Granted to                                   Option Term
                          Options/SARs   Employees in    Exercise or               --------------------
                            Granted      Fiscal Year     Base Price    Expiration    5%           10%
Name                          (#)            (%)        ($ per Share)     Date      ($)           ($)
----                      ------------   ------------   -------------  ----------  ------        ------

David M. Bradley              40,000        33 1/3          12.375       9/21/06   31,130        78,890
 Chairman of the Board,
 President and Chief
 Executive Officer(1)
-----------------------

(1) All Options granted are non-qualified Options which become exercisable in five equal installments on the first, second, third, fourth and fifth anniversaries of the grant date and generally remain exercisable until the tenth anniversary of the grant date, subject to earlier expiration upon termination of employment. In case of death or disability, all Options granted become immediately exercisable.


   The following table provides certain information with respect to the number of shares of Common Stock acquired through the exercise of, or represented by outstanding, stock options held by the Named Executive Officer on December 31, 1996. Also reported of the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock, which was $13.563 per share.


                                           Number of Securities        Value of Unexercised
                                          Underlying Unexercised           In-the-Money
                                          Options/SARs at Fiscal      Options/SARs at Fiscal
                                                 Year-end                   Year-end(2)
                                                    (#)                         ($)
Name (1)                                 Exercisable/Unexercisable   Exercisable/Unexercisable
--------                                 -------------------------   -------------------------

David M. Bradley                                 --/40,000                   --/47,520
 Chairman of the Board, President and
 Chief Executive Officer


---------------------

(1) Mr. Bradley did not exercise options during the fiscal year ended December 31, 1996.

(2) None of the outstanding stock options held by the Named Executive Officer are currently exercisable.

Transactions With Certain Related Persons

     From time to time the Bank makes loans to its and the Company's officers, which loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The outstanding principal balance of such loans to officers, directors and executive officers and their associates totalled $1,203,613 as of December 31, 1996.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Exchange Act requires the Company's directors and certain officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company or the Bank, or written representations that no forms were necessary, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent shareholders of the Company and the Bank were complied with.


                         ____________________________

                                  PROPOSAL TWO

                       APPROVAL OF AMENDMENT NO. 1 TO THE
             NORTH CENTRAL BANCSHARES, INC. 1996 STOCK OPTION PLAN

                         ____________________________


General

     The Company's Board of Directors adopted the Option Plan on July 13, 1996, subject to approval by the shareholders, and the shareholders approved the Option Plan on September 21, 1996. Pursuant to regulations of the OTS applicable to stock option plans established or implemented within six months following the completion of a mutual-to-stock conversion, the Option Plan contained the following restrictions and limitations, among others: provisions requiring the vesting of options granted no more rapidly than ratably over a five year period; the resultant prohibition against accelerated vesting of option grants upon retirement of the optionee or the occurrence of a Change in Control (as defined in the Option Plan) of the Company; and provisions limiting the number of shares of Common Stock that may be optioned to any executive officer to 25% of the total number of shares reserved under the Option Plan. In addition, OTS ruling positions may restrict the Company's ability to implement anti-dilutive provisions contained in the Plan that would apply in the event that an extraordinary dividend, including a non-taxable return of capital, were to be paid to shareholders.

     OTS ruling positions permit the elimination of the provisions of the Option Plan which reflect the restrictions and limitations described above, provided that shareholder approval therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The one-year anniversary of the conversion and reorganization of the Bank and North Central Bancshares, M.H.C. from the mutual to the stock holding company structure was March 20, 1997.

     The Board of Directors has adopted amendments to the Option Plan, subject to approval by shareholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the Option Plan are collectively referred to herein as "Amendment No. 1"). Amendment No. 1 does not increase the number of shares reserved for issuance, decrease the price per share at which Options may be granted or alter the classes of individuals eligible to participate.. The principal provisions of the Option Plan, as it would be amended by Amendment No. 1, are described below. The full text of the Amendment No. 1 is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary of Amendment No. 1 provided below is qualified in its entirety by such reference.

     Pursuant to the Company's Bylaws, the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present is required for approval of Amendment No. 1. In the event that such vote is not obtained, the Option Plan will remain in effect but Amendment No. 1 will not take effect.

Purpose of the Option Plan

     The purpose of the Option Plan is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company. The Option Plan provides for the grant of Options to certain officers, employees and outside directors of the Company.

Description of the Option Plan

     Administration. The Personnel and Compensation Committee of the Board (or any successor committee) or such other committee as the Board may designate (the "Committee") will administer the Option Plan. Such Committee will be comprised of at least two directors of the Company, and all directors on the Committee will be "disinterested directors" (as that term is defined under Section 162(m) of the Internal Revenue Code) who are not currently and have not at any time during the immediately preceding one-year period been an employee of the Company, the Bank or any affiliates. The Committee will determine, within the limitations of the Option Plan, the officers and employees to whom Options will be granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options may be exercised. Options granted to directors under the Option Plan are by automatic formula grant, and the Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the Option Plan, the Committee has full and final authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Option Plan and to make all determinations necessary or advisable for the administration of the Option Plan. The costs and expenses of administering the Option Plan will be borne by the Company.

     Stock Subject to the Option Plan. The Company has reserved 401,105 shares of the Company Common Stock (the "Shares") for issuance upon exercise of Options. Such Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Shares subject to grants under the Option Plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, shall again be available for purposes of the Option Plan. As of February 28,

1997, the aggregate fair market value of the Shares reserved for issuance was $6,116,851, based on the closing sales price per share of Common Stock of $15.25 on The Nasdaq Stock Market on such date.

     Eligibility. Any employee of the Company or its affiliates who is selected by the Committee is eligible to participate in the Option Plan as an "Eligible Individual." As of February 28, 1997, there were approximately 18 Eligible Individuals. Members of the Board of Directors of the Company or the Bank who are not employees or officers of the Company or Bank are eligible to participate as an "Eligible Director." As of February 28, 1997, there were 5 Eligible Directors.

     Terms and Conditions of Options Granted to Officers and Employees. The Option Plan provides for the grant of Options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs"), non-qualified stock options which do not so qualify ("NQSOs") and certain limited stock appreciation rights ("LSARs"). Unless otherwise designated by the Committee, Options granted under the Option Plan will be NQSOs, will be exercisable for a price per Share equal to the fair market value of a Share on the date of the Option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the Option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause, one year after termination of employment due to death, disability or retirement, or immediately upon termination for cause. In no event may an Option be granted with an exercise price per Share that is less than fair market value of a Share when the Option is granted, or for a term exceeding ten years from the date of grant. An Option holder's right to exercise Options is suspended during any period when the Option holder is the subject of a pending proceeding to terminate his or her employment for cause.

     Currently, the Option Plan requires that Options granted to officers and employees become exercisable no more rapidly than ratably over a five-year period and that they not provide for accelerated exercisability of Options upon retirement or a Change in Control. Amendment No. 1 would eliminate these requirements, both for outstanding Options and Options that may be granted in the future.

     Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Shares already owned by the option holder or Shares to be acquired by the option holder upon exercise of the Option, provided that the delivery of Shares concurrently with the exercise of an Option does not violate Section 16(b) of the Exchange Act ("Section 16(b)"), or any rules or regulations promulgated thereunder.

     Terms and Conditions of Options Granted to Directors. Effective on September 21, 1996 (the "Effective Date"), each person who was an Eligible Director on such date was granted a NQSO to purchase 20,000 Shares. The Exercise Price of such Options is equal to the fair market value of a Share on the date of grant and an Exercise Period commencing on the date of grant and expiring on the earliest of (i) the date he ceases to be an Eligible Director due to a removal for cause (in accordance with the Bylaws) of the Bank or the Company, as applicable and (ii) the last day of the ten-year period commencing on the date the Option was granted. On the first anniversary of the date of grant and on each anniversary thereof until all 20,000 Shares subject to the grant are exercisable, the Option will become exercisable as to 4,000 of the Shares as to which his outstanding Option has been granted. All optioned Shares not previously purchased or available for purchase will become available for purchase, on the date of the Option holder's death or disability as defined in the Option Plan. Newly elected Eligible Directors will receive Options to purchase 500 shares each January after their joining the Board, subject to the availability of reserved shares. A maximum of 123,315 shares may be issued to Eligible Directors upon exercise of options.

     Amendment No. 1 would provide for the full and immediate vesting of all unvested Options upon the occurrence of a Change in Control or upon retirement. In addition, it would eliminate the application of five-year vesting to annual grants of Options to those who become Eligible Directors after September 21, 1996.

     Options granted to directors under the Option Plan are NQSOs. Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Shares already owned by the option holder or Shares to be acquired by the option holder upon exercise of the Option, provided that the delivery of Shares concurrently with the exercise of an Option does not violate Section 16(b) of the Exchange Act, or any rules or regulations promulgated thereunder.

     Adjustments for Extraordinary Dividends. The Option Plan authorizes the Committee, in its discretion, to adjust outstanding Options to equitably reflect any extraordinary dividend that may be paid including any non-taxable return of capital. Such adjustment may take the form of a cash payment or an adjustment of the Exercise Price. No representation is made that any such dividend will be declared or paid.

     Under OTS ruling positions applicable to stock benefit plans established or implemented within six months after a mutual-to-stock conversion, any adjustment in the exercise price of outstanding options to reflect the payment of any extraordinary dividend requires the prior approval of the OTS, and the OTS will not permit a cash payment in lieu of a price adjustment, unless plan provisions authorizing these actions are approved by shareholders at least one year after the mutual-to-stock conversion. On the other hand, under applicable tax regulations, the adjustment of the exercise price of outstanding Options granted to certain executive officers of the Company may, in certain circumstances, cause the Company to lose the federal income tax deduction that would otherwise be available to it upon exercise of the Option. The making of a cash payment would not affect the availability of the deduction. Accordingly, Amendment No. 1 would authorize the Committee, on a case-by-case and without OTS approval, to authorize either a price adjustment or a cash payment to an Option holder to reflect the payment of an extraordinary dividend. This provision of Amendment No. 1 would provide the Committee with necessary flexibility to maximize the tax benefits available to the Company with respect to the Option Plan.

     Terms and Conditions of Stock Appreciation Rights. Each Option granted under the Option Plan is accompanied by a LSAR that is exercisable for a period commencing on the date on which a Change in Control occurs and ending six months after such date. Upon exercise of a LSAR, the Eligible Individual will be entitled to receive an amount equal to (a) the excess of the Change of Control Consideration (as defined in the Option Plan) over the Exercise Price per Share specified in the LSAR, multiplied by (b) the number of Shares with respect to which the LSAR is being exercised. Change of Control Consideration is defined in the Option Plan as the greater of (i) the highest price per Share paid by any person who initiated or sought to effect the Change in Control during the one-year period ending on the date of the Change in Control and (ii) the average Fair Market Value of a Share over the last 10 trading days preceding the date of the exercise of the LSAR. Under the Option Plan, LSARs will be cancelled at the effective time of a Change of Control effected pursuant to a written agreement whereby the acquiror has agreed to make a monetary payment or provide substitute options or other property equivalent in value to the value of the Options being cancelled.

     Amendment No. 1 would eliminate LSARs for all Options granted under the Option Plan in the future, for all Options outstanding to Eligible Directors and, with respect to the holder of other outstanding Options, upon agreement of the Option holder in exchange for accelerated vesting of the outstanding Options upon a Change in Control.

Termination or Amendment of the Option Plan

     Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. In the event of any suspension or termination of the Option Plan, all Options theretofore granted under the Option Plan that are outstanding on the date of such suspension or termination of the Option Plan will remain outstanding under the terms of the agreements granting such Options.

     The Board may amend or revise the Option Plan in whole or in part at any time, but if the amendment or revision (i) materially increases the benefits accruing under the Option Plan, (ii) materially increases the number of Shares which may be issued under the Option Plan or (iii) materially modifies the requirements as to eligibility for Options under the Option Plan, such amendment or revision will be subject to approval by the shareholders of the Company. Subject to these above provisions, the Board will also have broad authority to amend the Option Plan to take into account changes in applicable financial institution, securities and tax laws and accounting rules and regulations, as well as other developments.

Federal Income Tax Consequences

     The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Option Plan and any descriptions of the provisions of any law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

     There are no federal income tax consequences for the Company or the Option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a capital gain or loss on the sale or disposition. If the option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

     With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the Option holder at the date of the grant.
Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an Option holder whose disposition of such shares could result in liability under Section 16(b). The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the Option holder is taxed on the exercise of the NQSO equal to the amount which the Option holder is required to include as ordinary income.

     The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options and LSARs that may be granted under the Option Plan. State and local tax consequences may also be significant. Participants are advised to consult with their tax advisor as to the tax consequences of the Option Plan.

     The following table sets forth the Options granted to the individuals and groups indicated for the fiscal year ended December 31, 1996. Future Option grants are not determinable. Ratification of Amendment No. 1 only affects the vesting and maximum number of Options which may be granted pursuant to the Option Plan. The number of Options which have been, and will be granted, pursuant to the Option will be unaffected by Amendment No. 1.

                               New Plan Benefits
             North Central Bancshares, Inc. 1996 Stock Option Plan
             -----------------------------------------------------

                                             Stock Option Plan(1)
                                             ---------------------
             Name/Position                       #      $ Value(2)
             -------------                   --------   ----------

David M. Bradley, Chairman, President &        40,000        0
 Chief Executive Officer

Robert H. Singer, Jr., Director                   (3)      (3)

All Current Executive Officers as a Group     127,000        0

All Non-Employee Directors as a Group          80,000        0

All Non-Executive Employees as a Group         33,000        0


(1) The Exercise Price of Options granted was $12.375, which was the Fair Market Value of a Share of Company Common Stock. the dollar value as of the date of the grant was $0, and the future value, if any, will be dependent on the price of the Company's Common Stock in the future.

(2) On September 21, 1996, each outside director received a non-qualified stock option to purchase 20,000 Shares with an Exercise Price equal to $12.375, which was the Fair Market Value of a Share on the Effective Date. On each anniversary of the date of the grant until all Options are exercisable, 20% will become exercisable. Such Options will expire on the earliest of the director's removal for cause or on the tenth anniversary of the date of the grant. If approved by the stockholders, Amendment No. 1 would provide for accelerated vesting of these Options upon retirement or Change in Control.

(3) Pursuant to the terms of the Option Plan, on January 1, 1997, Mr. Robert H. Singer, Jr. received a grant of an Option to purchase 500 shares of the Company's Common Stock at an exercise price of $ 13.563 per share. If Amendment No. 1 is approved by the stockholders, these Options would be immediately exercisable.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                   VOTE "FOR" APPROVAL OF THE AMENDMENT TO
          THE NORTH CENTRAL BANCSHARES, INC. 1996 STOCK OPTION PLAN.

                        ______________________________

                                PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                        ______________________________

     The Board of Directors has appointed the firm of McGladrey & Pullen, LLP to continue as independent auditors for the Company for the fiscal year ending December 31, 1997, subject to ratification of such appointment by the Company's shareholders. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                    THE RATIFICATION OF THE APPOINTMENT OF
                MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS
                               FOR THE COMPANY.



                        ______________________________

                                 PROPOSAL FOUR

     AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT
        THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE
              CONDUCT OF THE ANNUAL MEETING AS MAY PROPERLY COME
        BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT
          THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN
                              THE ANNUAL MEETING
                        ______________________________

     The Board of Directors is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters incident to the conduct of the Annual Meeting properly come before the Meeting, including, but not limited to, the consideration of whether to adjourn the Annual Meeting once called to order, to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
            VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS OF
       NORTH CENTRAL BANCSHARES, INC., IN ITS DISCRETION, TO DIRECT THE
     VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING,
        AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT
              LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING.

                             ADDITIONAL INFORMATION


Date for Submission of Shareholder Proposals

     Any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 1998 Annual Meeting of Shareholders must be received by the Company by November 21, 1997, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R.
(S)240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

Notice of Business to be Conducted at the Annual Meeting

     The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The shareholder must be a shareholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of shareholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. Notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A shareholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "Date For Submission of Shareholder Proposals."

Other Matters Which May Properly Come Before the Annual Meeting

     As of the date of this Proxy Statement, management does not know of any other matters to be brought before the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

                                 FINANCIAL STATEMENTS

     A copy of the Annual Report to Shareholders for the year ended December 31, 1996, containing financial statements as of December 31, 1996 and December 31, 1995 and for each of the years in the three-year period ended December 31, 1996, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. The consolidated financial statements have been audited by McGladrey & Pullen, LLP whose report thereon appears in the Annual Report. The Annual Report serves as the Bank's Annual Disclosure Statement for purposes of the regulations of the Federal Deposit Insurance Corporation. An additional copy of the Annual Report will be promptly furnished without charge to shareholders upon request.

     The Company will file an annual report on Form 10-K for its fiscal year ended December 31, 1996 with the SEC. Shareholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Ms. Jean L. Lake, Secretary, North Central Bancshares, Inc., c/o First Federal Savings Bank of Fort Dodge, 825 Central Avenue, Fort Dodge, Iowa 50501.


            TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
                 MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN
                       THE ACCOMPANYING PROXY CARD IN THE
                        POSTAGE-PAID ENVELOPE PROVIDED.

                                                                      APPENDIX A

                         North Central Bancshares, Inc.
                             1996 Stock Option Plan
                                Amendment No. 1
                                ---------------


I. Article IV - Effective as of April 25, 1997, section 4.4(b) shall be amended to read in its entirety as follows:

          (b) Any Person who becomes an Eligible Director after the Effective Date shall be granted, subject to section 4.2, on January 1 of each succeeding calendar year during which the Plan is in effect (or, if such date is not a business day, the first business day thereafter) and provided that the Eligible Director is still an Eligible Director on that date, an additional Option to purchase Five Hundred (500) Shares. All Options granted under this section 4.4(b) shall instead be exercisable immediately upon grant.


II. Article IV - Effective as of April 25, 1997, the last sentence of section 4.4(g) shall be amended to read in its entirety as follows:

     To the extent that any Option shall not have become exercisable prior to the date on which the Option holder terminates all Service with the Company, such Option shall not thereafter become exercisable; provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's termination of Service due to Retirement, Death or Disability or upon the occurrence of a Change in Control of the Company.

III. Article IV - Effective as of April 25, 1997, section 4.8 shall be deleted in its entirety, and section 4.9 shall be amended to read in its entirety as follows:

     Section 4.9  Required Regulatory Provisions.
                  ------------------------------

               Notwithstanding anything contained herein to the contrary:

          (a) The Exercise Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period.

          (b) No Option granted hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's employment with the Company is terminated in a Termination for Cause.

IV. Article V - Effective as of April 25, 1997, section 5.3(c) shall be amended to read in its entirety as follows:

          (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares or a regular quarterly cash dividend), including a dividend which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its Shares, at the election of the Committee:

               (i) the Company shall make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in its discretion applied uniformly to all outstanding Options, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution; or

               (ii) with respect to any one or more outstanding Options and in lieu of the payment provided under section 5.3(c)(i), the Committee, may adjust the Exercise Price per Share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the Fair Market Value of a Share.

North Central Bancshares, Inc.                                   REVOCABLE PROXY
825 Central Avenue
Fort Dodge, Iowa  50501

        This proxy is solicited on behalf of the Board of Directors of
            North Central Bancshares, Inc. for the Annual Meeting
                 of Shareholders to be held on April 25, 1997

     The undersigned shareholder of North Central Bancshares, Inc. hereby appoints Melvin A. Schroeder, KaRene Egemo and John M. Peters, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of North Central Bancshares, Inc. held of record by the undersigned on March 12, 1997, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., on April 25, 1997, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the election of nominees listed in Item 1 and FOR the proposals in Items 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of the Proxy Statement for the Annual Meeting, the Board of Directors is not aware of any such other business.

        PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND
                 RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Directors of North Central     I Will Attend the Annual Meeting [_]
Bancshares, Inc. unanimously recommends
a vote "FOR all Nominees" in Item 1 and     Please Mark Your Choice Like This
"FOR" the proposals in Items 2, 3 and 4.    [X] in Blue or Black Ink.

--------------------------------------------------------------------------------

1.  Election of Directors to a Three          For all           Withhold for all
    Year Term. Nominees: David M.             Nominees          Nominees
    Bradley and Robert H. Singer, Jr.           [_]               [_]

INSTRUCTION: TO WITHHOLD AUTHORITY FOR
ANY INDIVIDUAL NOMINEE, WRITE THAT
NOMINEE'S NAME IN THE SPACE
PROVIDED: __________________________

--------------------------------------------------------------------------------

2.  Approval of Amendment No. 1 to the        For        Against       Abstain
    North Central Bancshares 1996             [_]        [_]           [_]
    Stock Option Plan.

--------------------------------------------------------------------------------

3.  Ratification of the Appointment of        For        Against       Abstain
    McGladrey & Pullen LLP as                 [_]        [_]           [_]
    independent auditors for the
    Company.

--------------------------------------------------------------------------------

4.  Authorization of the Board of
    Directors, in its discretion, to
    direct the vote of proxies upon
    such matters incident to the
    conduct of the Annual Meeting as          For        Against       Abstain
    may properly come before the Annual       [_]        [_]           [_]
    Meeting, and any adjournment or
    postponement thereof, including,
    without limitation, a motion to
    adjourn the Annual Meeting.

--------------------------------------------------------------------------------

                                       The undersigned hereby acknowledges
                                       receipt of the Notice of Annual Meeting
                                       of Shareholders and the Proxy Statement
                                       for the Annual Meeting.

                                       _______________________________________

                                       _______________________________________


                                                     Signature(s)

                                       Dated: __________________________, 1997

                                       Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                                         March 21, 1997



TO: ALL PARTICIPANTS IN FIRST FEDERAL SAVINGS BANK OF FORT DODGE THRIFT PLAN ("THRIFT PLAN")

Re:  Annual Meeting of Shareholders to be held on April 25, 1997
     -----------------------------------------------------------


          As you know, First Federal Savings Bank of Fort Dodge (the "Bank") has introduced a new feature to the Bank's existing Thrift Plan -- an investment alternative to purchase stock of the Bank's parent company, North Central Bancshares, Inc. (the "Company") using funds from your Thrift Plan account (the "Thrift Plan Stock Fund"). These shares are held by Mellon Bank N.A. as trustee (the "Trustee") for the Thrift Plan. Interests in shares that you have purchased in the Thrift Plan Stock Fund are being held by the Trustee for your benefit. The Thrift Plan allow participants (including former participants and beneficiaries) to have certain voting rights at the Company's shareholder meetings.

          In connection with the Annual Meeting of Shareholders of the Company to be held on April 25, 1997, enclosed are the following documents:

          1.   Confidential Voting Instruction card;
          2. Proxy Statement dated March 21, 1997, including a Notice of Annual Meeting of Shareholders; and
          3. a postage-paid return envelope addressed to American Securities Transfer, Incorporated ("American Securities Transfer"). American Securities Transfer is the Confidential Voting Instruction tabulator for the Thrift Plan).

          As a participant in the Thrift Plan, you have the right to direct the voting of your shares in the Thrift Plan Stock Fund as of March 12, 1997, the record date for the Annual Meeting ("Record Date"), on the proposals to be voted by the Company's shareholders. Your rights as a participant in the Thrift Plan will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

          In general, Thrift Plan participants have the right to direct how their shares in the Thrift Plan Stock Fund are to be voted. In general, the Named Fiduciary of the Thrift Plan ("Named Fiduciary") will direct the Trustee to vote FOR and AGAINST each proposal specified on the Confidential Voting Instruction card in the same proportions as instructions to cast votes

FOR and AGAINST such proposal are given by Thrift Plan participants entitled to give voting instructions. The instructions given by each Thrift Plan participant will be weighted according to value of his or her respective interest in the Thrift Plan Stock Fund as of March 12, 1997. For purposes of the Thrift Plan, if you ABSTAIN as to a proposal, or if you do not return your Confidential Voting Instruction card for the Thrift Plan to American Stock Transfer by April 15, 1997, your instructions will not be counted.

          If you do not have any shares of Company stock allocated to your Thrift Plan Stock Fund as of March 12, 1997, there will be no Confidential Voting Instruction card for the Thrift Plan enclosed with this letter.

UNANTICIPATED PROPOSALS.

          It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for shareholder action at the 1997 Annual Meeting of Shareholders. If this should happen, the Named Fiduciary will direct the Trustee how to vote on such matters in the Named Fiduciary's discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee at the Named Fiduciary's discretion.

                             *    *    *    *    *

          Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Named Fiduciary. You should then seal the completed card in the enclosed envelope and return it directly to American Stock Transfer using the postage-paid return envelope provided. The Confidential Voting Instruction card must be received by American Stock Transfer no later than April 15, 1997.

          PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY AMERICAN STOCK TRANSFER AND THE TRUSTEE, WHO HAVE BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE BANK OR THE COMPANY.

          This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly. If you have questions regarding the terms of the Thrift Plan or the voting procedure, please call the Personnel Office at (515) 576-7531.


                                    Very truly yours,


                                    THE PERSONNEL AND COMPENSATION COMMITTEE
                                    OF FIRST FEDERAL SAVINGS BANK OF FORT DODGE

Enclosure

                         NORTH CENTRAL BANCSHARES, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

                    SOLICITED BY THE COMPENSATION COMMITTEE
                       OF NORTH CENTRAL BANCSHARES, INC.
                FOR THE FIRST FEDERAL SAVINGS BANK OF FORT DODGE
                                  THRIFT PLAN


          The undersigned participant, former participant or beneficiary of a deceased former participant in the First Federal Savings Bank of Fort Dodge Thrift Plan (the "Thrift Plan") hereby provides the voting instructions specified to the Named Fiduciary of the Thrift Plan (the "Named Fiduciary"), which instructions shall be taken into account by the Named Fiduciary in directing the Trustee of the Plan ("Trustee") in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of North Central Bancshares, Inc. that are held by the Trustee, in its capacity as Trustee of the Thrift Plan, as of March 12, 1997 at the 1997 Annual Meeting of Shareholders of North Central Bancshares, Inc. to be held on April 25, 1997 at 10:00 a.m., Central Time, at the Colonial Inn, 1306 A Street, Fort Dodge, Iowa, and at any adjournment or postponement thereof.

          As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated March 21, 1997, the Trustee will vote the common stock of North Central Bancshares, Inc. held by the Thrift Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated March 21, 1997.

 RETURN THIS SHEET TO AMERICAN SECURITIES TRANSFER ON OR BEFORE APRIL 15, 1997.

          (CONTINUED ON THE REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

     THE BOARD OF DIRECTORS OF NORTH CENTRAL BANCSHARES, INC. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION SHEET WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1, AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF NORTH CENTRAL BANCSHARES, INC..

                                         Please mark your votes like this
                                                         [X]

1.  Election of two Directors for terms of three years each.
    Nominees:  David M. Bradley, Robert H. Singer, Jr.

        FOR all nominees                       WITHHOLD as to all nominees
(except as otherwise indicated)                           [_]
             [_]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED:_______________________________

------------------------------------------------------------------------------

2. Approval of Amendment No. 1 to the North Central Bancshares, Inc. 1996 Stock Option Plan.

    FOR           AGAINST          ABSTAIN
    [_]             [_]              [_]

------------------------------------------------------------------------------

3. Ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of North Central Bancshares, Inc. for the fiscal year ending December 31, 1997.

    [_]             [_]              [_]

------------------------------------------------------------------------------

4. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

    [_]             [_]              [_]


     All proposals listed above in this Confidential Voting Instruction were proposed by North Central Bancshares, Inc..

     The undersigned hereby instructs the named fiduciary to direct the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of Annual Meeting of Shareholders of North Central Bancshares, Inc., a Proxy Statement dated March 21, 1997 for the Annual Meeting and a 1996 Annual Report to Shareholders.

     PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN APRIL 15, 1997.


                                     Date
                                     ------------------------------------------


                                     Signature
                                     ------------------------------------------

                                     Signature of participant, former
                                     participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                              March  21, 1997



TO: ALL FIRST FEDERAL SAVINGS BANK OF FORT DODGE EMPLOYEE STOCK OWNERSHIP PLAN PARTICIPANTS

Re:  Annual Meeting of Shareholders to be held on April 25, 1997
     -----------------------------------------------------------


          In connection with the Annual Meeting of Shareholders of North Central Bancshares Inc. (the "Company") to be held on April 25, 1997, enclosed are the following documents:

          1.   Confidential Voting Instruction card;
          2. Proxy Statement dated March 21, 1997, including a Notice of Annual Meeting of Shareholders; and
          3. a postage-paid return envelope addressed to American Securities Transfer, Incorporated ("American Securities Transfer"). American Securities Transfer is the Confidential Voting Instruction tabulator for the ESOP).

          As a participant in the ESOP, you have the right to direct the trustee of the ESOP (the "ESOP Trustee") how to vote the shares of the Company's common stock ("Shares") held by the ESOP as of March 12, 1997, the record date for the Annual Meeting ("Record Date"). Your rights will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

          Under the terms of the ESOP, each participant has the right to instruct the ESOP Trustee how to vote the Shares allocated to such participant's account under the ESOP as of the Record Date. In general, the ESOP Trustee will be instructed to vote such Shares held by the ESOP Trust and awarded to you by casting votes FOR and AGAINST each proposal as specified by you on the Confidential Voting Instruction accompanying this letter. The number of shares allocated to your account under the ESOP is shown on the enclosed Confidential Voting Instruction card.

          The ESOP generally states that if you do not direct the Trustee how to vote the Shares allocated to your account, and as to unallocated Shares held under the ESOP, the Trustee will, to the extent consistent with their fiduciary duties, vote such Shares in a manner calculated to most accurately reflect the instructions received from other participants regarding allocated

Shares. The Trustee's fiduciary duties require it to vote any shares which as to which it receives no voting instructions, as well as any unallocated Shares, in a manner determined by it to be prudent and solely in the interest of the participants and beneficiaries. To be considered by the Trustee in determining how to vote the Shares held by the ESOP Trust, your voting instruction must be received by American Securities Transfer not later than April 15, 1997.

UNANTICIPATED PROPOSALS.

          It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction sheets will be presented for shareholder action at the 1997 Annual Meeting of Shareholders. If this should happen, the Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                                   * * * * *

          Your instruction is very important. You are encouraged to review the enclosed materials carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustees. You should then seal the card in the enclosed envelope and return it to American Securities Transfer. To direct the voting of Shares within the ESOP, the Confidential Voting Instruction Card must be received by American Securities Transfer no later than April 15, 1997.

          PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY AMERICAN SECURITIES TRANSFER, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT FIRST FEDERAL SAVINGS BANK OF FORT DODGE OR THE COMPANY.

          This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly. If you have questions regarding the terms of the ESOP or the voting procedure, please call the Personnel Office at (515) 576-7531.


                                         Very truly yours,



                                         THE ESOP COMMITTEE OF FIRST FEDERAL
                                         SAVINGS BANK OF FORT DODGE

Enclosure

                         NORTH CENTRAL BANCSHARES, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

            SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE
                       OF NORTH CENTRAL BANCSHARES, INC.
                FOR THE FIRST FEDERAL SAVINGS BANK OF FORT DODGE
                         EMPLOYEE STOCK OWNERSHIP PLAN


     The undersigned participant, former participant or beneficiary of a deceased former participant in the First Federal Savings Bank of Fort Dodge Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions specified to the Trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of North Central Bancshares, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of March 12, 1997 at the 1997 Annual Meeting of Shareholders of North Central Bancshares, Inc. to be held on April 25, 1997 at 10:00 a.m., Central Time, at the Colonial Inn, 1306 A Street, Fort Dodge, Iowa, and at any adjournment or postponement thereof.

     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated March 21, 1997, the Trustee will vote the common stock of North Central Bancshares, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the ESOP Committee dated March 21, 1997.

     RETURN THIS SHEET TO AMERICAN SECURITIES TRANSFER ON OR BEFORE APRIL 15, 1997.

     (CONTINUED ON THE REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

          THE BOARD OF DIRECTORS OF NORTH CENTRAL BANCSHARES, INC. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION SHEET WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1, AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF NORTH CENTRAL BANCSHARES, INC..

                                         Please mark your votes like this
                                                         [X]

--------------------------------------------------------------------------------
1.  Election of two Directors for terms of three years each.
    Nominees:  David M. Bradley, Robert H. Singer, Jr.

        FOR all nominees                       WITHHOLD as to all nominees
(except as otherwise indicated)                           [_]
             [_]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED:_______________________________

--------------------------------------------------------------------------------

2. Approval of Amendment No. 1 to the North Central Bancshares, Inc. 1996 Stock Option Plan.

    FOR           AGAINST          ABSTAIN
    [_]             [_]              [_]

--------------------------------------------------------------------------------

3. Ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of North Central Bancshares, Inc. for the fiscal year ending December 31, 1997.

    [_]             [_]              [_]

--------------------------------------------------------------------------------

4. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

    [_]             [_]              [_]
--------------------------------------------------------------------------------

     All proposals listed above in this Confidential Voting Instruction were proposed by North Central Bancshares, Inc..

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of Annual Meeting of Shareholders of North Central Bancshares, Inc., a Proxy Statement dated March 21, 1997 for the Annual Meeting and a 1996 Annual Report to Shareholders.

     PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN APRIL 15, 1997.


                                     Date
                                     ------------------------------------------


                                     Signature
                                     ------------------------------------------

                                     Signature of participant, former
                                     participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.